LORD ABBETT


Lord Abbett
Affiliated Fund

[GRAPHIC OMITTED]


2001
SEMIANNUAL
REPORT

For the Six-Month Period
Ended April 30, 2001

"For Lord Abbett to have achieved five places on the elite 'Best in Class' list is truly a mark of distinction."

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Lord Abbett is proud to announce to shareholders that five of our mutual funds, including Lord Abbett Affiliated Fund, won Mutual Funds' magazine 2001 "Best in Class" awards for their superior risk-adjusted performance.*

The magnitude of this achievement is perhaps best summed up by John Curran, Managing Editor of Mutual Funds magazine. "For Lord Abbett to have achieved five places on the elite `Best in Class' list is truly a mark of distinction," said Curran.

"This is an extraordinarily difficult list for a fund to get on. For a firm to have one fund make the list is great; to place five funds across several categories is a remarkable accomplishment."

We attribute this recognition to the hard work and dedication of our investment management research teams. You can be confident that the same investment diligence is applied in the management of all our Funds as we strive to achieve strong risk-adjusted returns for shareholders.

* The Mutual Funds "Best in Class" awards are awarded to funds with a three-year history based on two superior risk-adjusted ratings: the Morningstar Category Rating and the Sharpe Ratio.

For complete information about any Lord Abbett Fund, including risks, charges and ongoing expenses, call your Investment Professional or Lord Abbett Distributor LLC at 800-874-3733 for a Prospectus. Please review it carefully before investing.

[PHOTO]

Senior Investment Team Members from left to right:
Robert G. Morris,  Sholom Dinsky, Eli M. Salzman, W. Thomas Hudson

"It wasn't so much what we invested in, but rather what we didn't invest in that allowed us to outperform the S&P 500/Barra Value Index for the period."

Report to shareholders

For the six-month period ended April 30, 2001

Dear Shareholders: We are pleased to report that Lord Abbett Affiliated Fund performed well relative to the market for the first six months of the fiscal year. Affiliated Fund's 1.0%(1) return (for Class A shares) significantly outdistanced that of the broad stock market S&P 500 Index (-12.0%)(2), as well as its large-cap value counterpart, the S&P 500/Barra Value Index (-0.1%).(2) Below is an overview of some class-specific financial information through the close of the period. Pictured above are the senior investment team members of the Fund. The Affiliated investment team is dedicated to identifying and investing in the undervalued stocks of large, seasoned companies in sound financial condition.

         Following is a report to shareholders from the investment team. Thank you for investing in Lord Abbett Affiliated Fund. We value the trust that you place in us and look forward to serving your investment needs in the years to come.


Sincerely,

/s/ Robert S. Dow

Robert S. Dow
Chairman

--------------------------------------------------------------------------------


In this letter:
o Tech stocks flirt with a comeback.
o Fed cuts interest rates.
o Affiliated Fund outperforms
        the broad stock market.


Equity Markets: A State of Flux. On the whole, the market environment remained relatively friendly to value investors for the closing months of 2000. Many traditional, old economy sectors saw the tide of investment dollars continue to flow back as investors focused on reallocating their growth- or tech-heavy portfolios to include companies with realized earnings, realistic growth forecasts and reasonable valuations. 2001 opened with a rally typical for the month of January, where stocks that performed poorly at the end of the previous year bounce back. In the past, small- and mid-cap stocks have been more likely to experience this effect. However, this time around it was the stocks of many companies in the technology sector (across all capitalization ranges) that enjoyed good performance relative to the end of last year. At the same time, many stocks that performed well in 2000 (e.g., pharmaceuticals, utilities and insurance) underperformed. The situation quickly reversed itself in February, when earnings preannouncements hinted at difficulties for many tech companies, subsequently sending share prices back into lower territories and securing the overall roller-coaster ride environment in the stock markets this period. The lure of four separate interest rate cuts by the Federal Reserve only spurred brief rallies by major indexes.

                      Class A    Class B    Class C    Class P    Class Y
--------------------------------------------------------------------------------
   Net asset value     $15.08     $15.10     $15.10     $15.06     $15.11
--------------------------------------------------------------------------------
         Dividends     $ 0.12     $ 0.07     $ 0.07     $ 0.11     $ 0.15
--------------------------------------------------------------------------------
     Capital gains     $ 1.39     $ 1.39     $ 1.39     $ 1.39     $ 1.39
--------------------------------------------------------------------------------
  Total returns(1)      0.98%      0.65%      0.65%      0.94%      1.17%
--------------------------------------------------------------------------------
                                     Six-month period ended April 30, 2001
                                Please see SEC-Required Returns on page 4.

"Stocks of electric utility companies contributed considerably to the Fund's positive performance for the period."

USING VOLATILITY TO OUR ADVANTAGE. It wasn't so much what we invested in, but rather what we didn't invest in that allowed us to outperform the S&P 500/Barra Value Index for the period. The biggest contributor to our outperformance continued to be our considerable underweighting of companies in the technology sector. Despite recent short-lived rallies in the NASDAQ, the Value Index was down a whopping 37% in the technology sector during the six-month period. Since we had approximately half the exposure to stocks issued by technology companies than the Value Index, the Fund's portfolio held up markedly better. But as has been the theme for the past twelve months, even our limited exposure to this sector held back performance during the period. We also remained underweighted in stocks of telecommunications companies, which are a major component of the Value Index. This sector continued to experience difficulties similar to the tech area, namely overcapacity and significant price competition, resulting in earnings disappointments and downward revisions to future earnings.

     Our stocks of companies involved in the production of industrial goods and basic materials came into their own during the fourth quarter of 2000, and many of them ended up posting double-digit gains for the period. The portfolio's overweight position in these sectors benefited performance, since growth-weary investors were steering assets toward them, thus boosting stock prices. Select energy holdings also fared quite well, and were up significantly by the end of the period despite concerns surrounding supply and demand issues in the oil industry.

     Stocks of electric utility companies contributed considerably to the Fund's positive performance for the period. Our shifting of assets to this sector was done in late 1999 and early 2000 based in part on a strategic decision to own stocks of companies in "defensive" sectors that could provide stable, long-term returns. Of equal importance, increased power consumption within an increasingly deregulated environment allowed these companies to realize strong growth rates that were well above what they've experienced historically.

     On the other hand, consumer stocks were generally a problem for the portfolio. Consumer staple stocks (e.g., food and drug stocks) performed well during the initial economic slowdown, and while we were evenly weighted with the Value Index, several company-specific problems held back performance. Consumer discretionary stocks (e.g., retail, automotive and media stocks) were the first to jump in anticipation of economic recovery based on the Fed's monetary policy actions. The portfolio's underweight position in this sector was a key deterrent of Fund performance this period, as the sector was one of the Value Index's better performers.

     Stocks in the financial services sector (our most heavily weighted sector) came under pressure for a number of different reasons. Firstly, companies involved in the brokerage business were hurt by a reduction in trading volume due to sour investor confidence. Secondly, companies with heavy capital markets funding, especially in technology, were marred by a volatile stock market. Finally, select property and casualty companies in the portfolio ran into some transitory problems. However, with the present interest rate environment, strong company fundamentals and trading volume picking up on the heels of improving investor confidence, financial services is a sector that we believe continues to offer opportunity going forward.

IN THE TROUGH OF ECONOMIC DOWNTURN ... AND LOOKING UP. As we enter the second half of the year, we expect to continue easing away from the defensive approach we carried in the portfolio in the latter months of 2000. Instead, we expect to take a more pro-cyclical stance, with a greater willingness to purchase the stocks of companies that tend to "track" the movement of the overall economy, such as transportation and paper product companies. Meanwhile, we do not believe it is time yet to return to technology in spite of recent rallies, as we continue to find many more attractive opportunities with better valuations elsewhere.

     It is important to remember that we are hardly in a consumer demand recession. We continue to see growth by most economic indicators (retail sales, housing starts, house sales and corporate earnings), albeit at slower rates. We believe our decision to reposition the portfolio in light of three key economic incentives--a stimulative monetary policy, an accommodative fiscal policy and aggressive corporate cost-cutting actions--will bode well for investors in the months ahead.

     Thank you for investing with Lord Abbett and the Affiliated Fund. We appreciate the confidence and trust you have placed in our Firm.

(1) Total return, which is not annualized, is the percent change in net asset value with the reinvestment of all distributions.

(2) The S&P 500 Index is a market capitalization weighted index consisting of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The S&P 500/Barra Growth and Value Indices are constructed by dividing the stocks in an index according to a single attribute: book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The Value Index contains firms with higher book-to-price ratios; conversely, the Growth Index has firms with lower book-to-price ratios. These indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

Important Information

For each fund with at least a three-year history, Morningstar(R) calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of Funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. Morningstar Rating(TM) is for the Class A shares only; other classes may have different performance characteristics. Past performance is no guarantee of future results.

Bonds purchased by the Fund are subject to market fluctuations upward and downward inversely to the rise and fall of interest rates. Common stocks are also subject to market fluctuations, providing the potential for gains and the risk of loss. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Past performance is no indication of future results. Tax consequences are not reflected. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund's sales charge structure has changed in the past. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please refer to the Fund's current Prospectus. If used as sales material after 6/30/01, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

A tradition of value investing



Affiliated Fund's history highlights the concept of value investing: buying quality companies when they are "on sale" and selling them when they reach their potential. Through the years, this discipline has helped Affiliated Fund achieve returns superior to the Lipper Large-Cap Value Funds Average,(1) with relatively moderate fluctuations in price.

Competitive total returns, consistently
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]
                Lord Abbett             Lipper Large-Cap
                Affiliated Fund         Funds Average (1)
40 years        12.0%                   11.1%
30 years        13.3%                   12.3%
20 years        14.9%                   14.2%
10 years        15.8%                   13.8%
 5 years        15.9%                   12.7%
 1 year          9.1%                    2.5%


SEC Average Annual Rates of Total Return, at the Class A share maximum sales charge of 5.75%, for the periods ended 3/31/01 were:

1 year:         -3.21%
5 years:        13.38%
10 years:       14.40%

The Fund's SEC Yield for the 30 days ended 4/30/01 for Class A shares was 1.15%.

--------------------------------------------------------------------------------

**** Overall Domestic Equity Funds Morningstar Rating(TM)Class A shares as of 4/30/01

The Fund's Class A shares' Overall Morningstar Rating(TM) as of 4/30/01 for the 10-, 5-, and 3- year periods are 4 stars, 4 stars and 4 stars among 847, 2,683 and 4,363 U. S. domiciled domestic equity funds, respectively. See page 3 for Important Information.
--------------------------------------------------------------------------------
Consistency         The Fund has increased in value 33 out of the last 40 fiscal years.
--------------------------------------------------------------------------------
Large and           Shareholders taking dividends in cash saw an increase in
Growing             their dividend checks 31 out of the last 40 fiscal years.(2)
Dividends
--------------------------------------------------------------------------------
Shareholder         Lord Abbett Affiliated Fund's history demonstrates its
Satisfaction        ability to help shareholders realize their financial
                    objectives. That's probably one of the reasons why, on
                    average, Affiliated Fund shareholders have owned the Fund
                    for over 15 years.(3)
--------------------------------------------------------------------------------
The Fund:           "Lord Abbett Affiliated Fund offers a comforting home for
Something           nervous investors." Source: Morningstar Mutual Funds, April
to Talk About       7, 2001




Past performance is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

(1) The Lipper Large-Cap Value Funds Average is based on a universe of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

(2) Capital gains were reinvested. Period ended 10/31/00.

(3) Based on a survey of Lord Abbett Affiliated Fund shareholders conducted by Lord, Abbett & Co. in 1998. See Important Information on page 3.

The income perspective


By reinvesting capital gains, long-term Affiliated shareholders received more consistent income from dividends over time, and also greater income than savers who bought short-term guaranteed CDs over the time frame referenced.(1)

Income generated from $100,000 dollar investments:
10/31/74 - 4/30/01

 Year                                   Six-Month              Affiliated Fund
 Ended 10/31                       CD Interest(2)                 Dividends(3)
--------------------------------------------------------------------------------

1975                                      $ 7,480                      $ 4,500
1976                                        6,060                        5,789
1977                                        5,750                        6,475
1978                                        8,180                        7,168
1979                                       11,570                        8,218
1980                                       13,280                        9,873
1981                                       17,570                       12,113
1982                                       14,020                       12,936
1983                                        9,520                       12,797
1984                                       11,270                       13,507
1985                                        8,770                       15,454
1986                                        7,040                       16,668
1987                                        6,920                       17,044
1988                                        7,910                       18,308
1989                                        9,610                       19,141
1990                                        8,560                       18,187
1991                                        6,610                       17,866
1992                                        4,000                       18,172
1993                                        3,380                       16,847
1994                                        4,520                       16,332
1995                                        6,310                       16,440
1996                                        5,630                       18,080
1997                                        5,820                       19,637
1998                                        5,710                       18,987
1999                                        5,420                       18,551
2000                                        6,710                       20,495
4/30/2001                                   2,750                       11,019
--------------------------------------------------------------------------------
Interest/Dividend Total                  $210,370                     $390,604
--------------------------------------------------------------------------------
Over 25 Years Later
Initial $100,000                                                                     If capital gains and dividends had been
Investment plus Growth                   $100,000                   $1,447,211       reinvested, the Fund's total value would
--------------------------------------------------------------------------------     have been
Total Value                              $310,370                   $1,837,815    <  $4,417,986
--------------------------------------------------------------------------------
The Real Cost of the
CD Guarantee                                                        $1,527,445



(1) Unlike the Fund, a CD is insured, and its rate and principal are guaranteed if held until maturity. The FDIC insures CDs up to $100,000. The CD rate is subject to change when the CD is renewed. Although CDs may offer safety on the downside, they sacrifice capital growth on the upside.

(2) Average of six-month CD rates available each period. Source: Lipper Inc.

(3) Reflects the deduction of the 3.95% sales charge, which is applicable to Class A share investments of $100,000-$249,999. Dividends were taken in cash; capital gains were reinvested.

See Important Information on page 3.

THE TOTAL RETURN PERSPECTIVE


The chart below illustrates the growth of a $10,000 investment made in the Affiliated Fund on 10/31/72. Even when investing right before a major stock market downturn, long-term investors in the Affiliated Fund did well. (Please see the chart on page 7.) The Fund's average shareholder ownership of over 15 years reflects the satisfaction of long-term Affiliated Fund shareholders.

Growth of a $10,000 fund investment: 10/31/72 - 4/30/01(1)


                    Value of    Cumulative value         Cumulative                   How
                      shares      of shares from    value of shares               $10,000
Year               initially       capital gains    from reinvested                  grew
Ended 10/31         required       distributions         dividends            total value
------------------------------------------------------------------------------------------
1973                 $ 9,560               $ 267             $ 433              $ 10,260
1974                   7,258                 394               762                 8,415
1975                   8,995                 545             1,394                10,934
1976                  10,746                 887             2,250                13,882
1977                   9,706               1,150             2,626                13,482
1978                   9,434               1,382             3,262                14,078
1979                  10,570               2,257             4,605                17,432
1980                  12,066               3,732             6,518                22,316
1981                  10,742               4,886             7,184                22,812
1982                  11,364               6,729             9,570                27,663
1983                  13,325               9,186            13,195                35,705
1984                  12,212              11,249            14,171                37,632
1985                  12,993              14,171            17,620                44,784
1986                  15,510              21,512            24,056                61,078
1987                  13,828              24,948            24,036                62,812
1988                  12,768              31,929            25,775                70,472
1989                  13,815              37,554            31,813                83,182
1990                  11,801              34,614            30,470                76,885
1991                  13,629              45,453            39,331                98,413
1992                  13,974              50,137            44,495               108,606
1993                  14,914              61,401            51,584               127,899
1994                  14,609              67,320            54,491               136,419
1995                  15,868              84,819            63,646               164,333
1996                  17,245             111,142            74,110               202,496
1997                  19,656             145,163            89,908               254,727
1998                  19,285             168,310            93,297               280,892
1999                  21,483             208,434           109,100               339,017
2000                  21,815             251,797           116,689               390,301
4/30/2001            $19,974            $264,306          $109,859              $394,139
------------------------------------------------------------------------------------------

Past performance is no indication of future results.

The dollar amounts of dividends and capital gains distributions reinvested in shares were $78,314 and $210,497, respectively. The initial investment plus all distributions reinvested amounted to $298,811. If dividends and capital gains distributions had been withdrawn in cash, the amounts of these payments would have been $15,026 and $25,286, respectively.

(1)Reflects the deduction of the Class A share maximum 5.75% sales charge for investments under $50,000. All distributions were reinvested.

See Important Information on page 3.

We've lived through many periods of economic, political and stock market turmoil since 1972. Using the value discipline, Affiliated Fund's investment team reduced downside volatility in periods of stock market weakness and produced returns that outpaced the S&P 500 (an unmanaged index), guaranteed CDs and inflation during this period.

Using the value discipline, Affiliated Fund reduced volatility and produced rewarding gains.

Average annual total
returns over 28 years

Affiliated:        13.8%(1)
S&P:               12.8%
CDs:                8.0%
Inflation:          5.2%


1972-1974 A protracted bear market; S&P 500 declined 28.8%. AFFILIATED FUND HELD THE DECLINE TO 10.7%.

1980-1982 Interest rates rose dramatically; Prime Rate hit 20%; the economy suffered a recession. DURING THESE TWO YEARS, AFFILIATED ROSE 24%.

1986-1991 Two corrections jolted the stock market; war and recession followed a year later. AFFILIATED ROSE 61.1% OVER THIS PERIOD.

1997-1998 Difficulties in Russian and Asian markets spurred a significant correction in world markets. AFFILIATED ROSE 10.3% DURING THIS TIME OF TRIAL.

1999-2001 (APRIL) NASDAQ falls 28.4%, S&P 500 falls 6.7%. AFFILIATED IS UP
16.3%.

-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

                Affiliated                      Six-Month
                 Fund            S & P           CDs            Inflation
1972                             $10,000        $10,000         $10,000
1974              8,415           $7,122        $11,929         $12,085
1976             13,882           $8,972        $13,600         $13,689
1978             14,078          $10,773        $15,558         $15,869
1980             22,316          $16,431        $19,663         $20,055
1982             27,663          $19,216        $26,360         $23,231
1984             37,632          $26,151        $32,124         $24,905
1986             61,078          $41,563        $37,401         $26,106
1988             70,472          $50,748        $43,154         $28,442
1990             76,885          $59,327        $51,349         $31,589
1992            108,606          $87,025        $56,935         $33,553
1994            136,419         $103,857        $61,521         $35,375
1996            202,496         $162,899        $69,082         $37,458
1998            280,892         $262,556        $77,273         $38,806
2000            390,301         $349,987        $86,927         $41,173
 4/2001         394,139         $307,787        $89,320         $41,859

-----------------------------------------------------------------------------
An investor cannot invest directly in an index, such as the S&P 500. For more information on CDs, see page 5.

(1)Average annual total return at the Class A share maximum 5.75% offering price from 10/31/72 through 4/30/01.

(2)Average of six-month CD rates available each period. Source: Lipper Inc.

See Important Information on page 3.

                      Schedule of Investments (unaudited)
                      April 30, 2001



                       Investments                    Shares            Value
--------------------------------------------------------------------------------
Common Stocks 90.96%
--------------------------------------------------------------------------------
Aerospace/Defense      Boeing Co.                  2,000,000   $  123,600,000
2.06%                  Lockheed Martin Corp.       3,500,000      123,060,000
                       Northrop Grumman Corp.         16,800        1,516,200
                                                               -----------------
                       Total                                      248,176,200
--------------------------------------------------------------------------------
Agricultural Products  Archer-Daniels-
0.40%                  Midland Co.                 4,000,000       47,640,000
--------------------------------------------------------------------------------
Air Freight 1.29%      United Parcel
                       Service, Inc. Class B+      2,700,000      155,115,000
--------------------------------------------------------------------------------
Airlines 1.72%         AMR Corp.*                  5,447,900      207,619,468
--------------------------------------------------------------------------------
Aluminum 1.99%         Alcoa, Inc.+                5,800,000      240,120,000
--------------------------------------------------------------------------------
Automobiles 0.21%      General Motors Corp.          470,000       25,760,700
--------------------------------------------------------------------------------
Banks:Major
Regional 7.70%         Bank of New York
                       Co., Inc.+                    453,265       22,753,903
                       Bank One Corp.+             2,500,000       94,425,000
                       FleetBoston
                       Financial Corp.             5,700,000      218,709,000
                       Mellon Financial Corp.      4,914,800      201,162,764
                       Wachovia Corp.              2,019,800      122,803,840
                       Wells Fargo & Co.           5,699,780      267,718,667
                                                               -----------------
                       Total                                      927,573,174
--------------------------------------------------------------------------------
Banks:Money
Center 0.62%           Bank of America Corp.          40,500        2,268,000
                       First Union Corp.           2,402,490       72,002,625
                                                               -----------------
                       Total                                       74,270,625
--------------------------------------------------------------------------------
Beverages:
Alcoholic 0.52%        Diageo plc ADR              1,500,000       62,850,000
--------------------------------------------------------------------------------
Beverages:
Non-Alcoholic 1.35%    PepsiCo, Inc.               3,700,000      162,097,000
--------------------------------------------------------------------------------
Broadcasting:
TV & Radio 0.65%       Clear Channel
                       Communications, Inc.*       1,400,000       78,120,000
--------------------------------------------------------------------------------
Chemicals 2.53%        Dow Chemical Co.+           3,700,000      123,765,000
                       Du Pont (E.I.)
                       De Nemours &Co.+               29,500        1,333,105
                       Praxair, Inc.               2,700,400      127,809,932
                       Rohm & Haas Co.             1,500,000       51,555,000
                                                               -----------------
                       Total                                      304,463,037
--------------------------------------------------------------------------------
Communications
Equipment 0.60%        Qualcomm, Inc.*+            1,250,000       71,700,000
--------------------------------------------------------------------------------
Computers:
Hardware 1.47%         Apple Computer, Inc.*+      2,900,000       73,921,000
                       International Business
                       Machines Corp.+               900,000      103,626,000
                                                               -----------------
                       Total                                      177,547,000
--------------------------------------------------------------------------------
Computers:
Peripherals 0.20%      EMC Corp.*+                   600,000       23,760,000
--------------------------------------------------------------------------------
Computers: Software
& Services 2.32%       Cadence Design
                       Systems, Inc.*+             4,400,000       91,080,000
                       PeopleSoft, Inc.*+          5,099,810      188,896,962
                                                               -----------------
                       Total                                      279,976,962
--------------------------------------------------------------------------------
Consumer
Finance 0.47%          MBNA Corp.                  1,600,000    $  57,040,000
--------------------------------------------------------------------------------
Distributors: Food
& Health 0.48%         McKessen HBOC, Inc.         1,892,475       58,363,929
--------------------------------------------------------------------------------
Electric
Companies 8.78%        Allegheny Energy, Inc.      3,000,000      153,480,000
                       Dominion Resources, Inc.    4,400,000      301,356,000
                       Duke Energy Corp.           4,000,000      187,040,000
                       Exelon Corp.                2,400,000      165,720,000
                       Progress Energy, Inc.+      3,000,000      132,720,000
                       Progress Energy,
                       Inc. CVO*+                  3,500,000        1,400,000
                       Public Service Enterprise
                       Group,Inc.                  2,500,000      116,100,000
                                                               -----------------
                       Total                                    1,057,816,000
--------------------------------------------------------------------------------
Electrical
Equipment 0.28%        Emerson Electric Co.+         500,000       33,325,000
--------------------------------------------------------------------------------
Electronics:
Semiconductors 0.64%   Texas Instruments, Inc.     2,000,000       77,400,000
--------------------------------------------------------------------------------
Entertainment 2.13%    The Walt Disney Co.+        2,900,000       87,725,000
                       Viacom, Inc.*+              3,242,275      168,792,837
                                                               -----------------
                       Total                                      256,517,837
--------------------------------------------------------------------------------
Financial:
Diversified 4.13%      Citigroup, Inc.+            3,700,000      181,855,000
                       Fannie Mae                  1,400,000      112,364,000
                       J.P. Morgan Chase & Co.+    1,500,000       71,970,000
                       Morgan Stanley
                       Dean Witter &Co.+           2,100,000      131,859,000
                                                               -----------------
                       Total                                      498,048,000
--------------------------------------------------------------------------------
Foods 0.85%            Hershey Foods Corp.         1,700,000      102,697,000
--------------------------------------------------------------------------------
Footwear 0.01%         NIKE, Inc.+                    18,300          765,123
--------------------------------------------------------------------------------
Healthcare:
Diversified 2.19%      American Home
                       Products Corp.+             4,400,000      254,100,000
                       Johnson & Johnson+            107,000       10,323,360
                                                               -----------------
                       Total                                      264,423,360
--------------------------------------------------------------------------------
Healthcare: Drugs-
Major Pharmaceuticals
2.09%                  Pharmacia Corp.+            1,500,000       78,390,000
                       Schering-Plough Corp.       4,500,000      173,430,000
                                                               -----------------
                       Total                                      251,820,000
--------------------------------------------------------------------------------
Healthcare: Hospital
Management 1.03%       HCA - The Healthcare Co.+   3,200,000      123,840,000
--------------------------------------------------------------------------------
Healthcare: Managed
Care 0.89%             CIGNA Corp.+                1,000,000      106,700,000
--------------------------------------------------------------------------------
Healthcare:
Medical Products &
Supplies 1.18%         Baxter International, Inc.    500,000       45,575,000
                       Becton Dickinson & Co.      3,000,000       97,050,000
                                                               -----------------
                       Total                                      142,625,000
--------------------------------------------------------------------------------
Insurance:
Life/Health 2.37%      Aegon N.V.                  3,200,000      108,576,000
                       American General Corp.      4,058,185      176,977,448
                                                               -----------------
                       Total                                      285,553,448
--------------------------------------------------------------------------------

8               See Notes to Financial Statements.

                       Investments                    Shares            Value
--------------------------------------------------------------------------------
Insurance: Property-
Casualty 1.69%         ACE Ltd.                    2,500,000    $  89,250,000
                       Allstate Corp.                 31,800        1,327,650
                       Chubb Corp.+                1,700,000      113,475,000
                                                               -----------------
                       Total                                      204,052,650
--------------------------------------------------------------------------------
Machinery:
Diversified 1.89%      Deere & Co.                 5,533,600      227,264,952
--------------------------------------------------------------------------------
Manufacturing:
Diversified 5.10%      Illinois Tool Works, Inc.+  2,900,000      183,802,000
                       Minnesota Mining &
                       Manufacturing Co.           2,300,000      273,723,000
                       United Technologies
                       Corp.+                      2,000,000      156,160,000
                                                               -----------------
                       Total                                      613,685,000
--------------------------------------------------------------------------------
Natural Gas 1.14%      El Paso Corp.+              2,000,000      137,600,000
--------------------------------------------------------------------------------
Oil & Gas: Drilling &
Equipment 3.08%        Baker Hughes, Inc.+            34,400        1,351,576
                       Halliburton Co.+               37,000        1,598,770
                       Schlumberger Ltd.+          3,715,000      246,304,500
                       Transocean Sedco
                       Forex, Inc.+                2,250,000      122,130,000
                                                               -----------------
                       Total                                      371,384,846
--------------------------------------------------------------------------------
Oil: International
Integrated 5.35%       BP Amoco plc ADR            1,000,000       54,080,000
                       Chevron Corp.+              1,200,000      115,872,000
                       Exxon Mobil Corp.+          3,500,000      310,100,000
                       Total Fina Elf S.A. ADR+    2,200,000      164,780,000
                                                               -----------------
                       Total                                      644,832,000
--------------------------------------------------------------------------------
Paper & Forest
Products 3.03%         Bowater, Inc.+              2,700,000      130,950,000
                       Georgia-Pacific Group       3,000,000       88,830,000
                       International Paper Co.+    3,700,200      144,973,836
                                                               -----------------
                       Total                                      364,753,836
--------------------------------------------------------------------------------
Personal Care 0.19%    Avon Products, Inc.+          543,275       22,991,398
--------------------------------------------------------------------------------
Publishing 0.03%       McGraw-Hill Cos., Inc.         47,400        3,070,572
--------------------------------------------------------------------------------
Publishing:
Newspaper 2.54%        Dow Jones & Co., Inc.+      2,500,000      135,675,000
                       Gannett Co., Inc.              23,300        1,504,015
                       Tribune Co.+                3,999,725      168,548,412
                                                               -----------------
                       Total                                      305,727,427
--------------------------------------------------------------------------------
Railroads 1.54%        Burlington Northern
                       Santa Fe Corp.              4,000,000      117,600,000
                       Union Pacific Corp.+        1,200,000       68,268,000
                                                               -----------------
                       Total                                      185,868,000
--------------------------------------------------------------------------------
Retail: Building
Supplies 0.70%         Home Depot, Inc.+            1,800,00       84,780,000
--------------------------------------------------------------------------------
Retail: Food Chains
0.75%                  Kroger Co.*                 4,000,000       90,360,000
--------------------------------------------------------------------------------
Retail: General
Merchandise 1.64%      Sears, Roebuck & Co.          146,985        5,416,397
                       Target Corp.+               5,000,000      192,250,000
                                                               -----------------
                       Total                                      197,666,397
--------------------------------------------------------------------------------
Retail: Specialty-
Apparel 1.18%          Limited, Inc.               3,700,000   $   62,604,000
                       TJX Cos., Inc.+             2,538,175       79,521,023
                                                               -----------------
                       Total                                      142,125,023
--------------------------------------------------------------------------------
Services: Data
Processing 1.68%       First Data Corp.+           3,000,000      202,320,000
--------------------------------------------------------------------------------
Telecommunications:
Long Distance 0.69%    WorldCom, Inc.*+            4,560,670       83,232,228
--------------------------------------------------------------------------------
Telephone 3.88%        Alltel Corp.                2,500,000      136,525,000
                       BellSouth Corp.               250,000       10,490,000
                       SBC Communications, Inc.    3,500,000      144,375,000
                       Verizon Communications+     3,200,000      176,224,000
                                                               -----------------
                       Total                                      467,614,000
--------------------------------------------------------------------------------
Truckers 0.09%         Arnold Industries, Inc.       600,000       10,704,000
--------------------------------------------------------------------------------
Waste Management
1.62%                  Waste Management, Inc.      8,000,000      195,280,000
--------------------------------------------------------------------------------
                       Total Common Stocks
                       (Cost $8,490,478,536)                    10,959,036,192
--------------------------------------------------------------------------------
Convertible Preferred Securities 3.56%
--------------------------------------------------------------------------------
Banks:
Regional 0.29%         CNB Capital Trust I
                       6.00% Conv. Pfd.            1,000,000        35,000,000
--------------------------------------------------------------------------------
Electric Companies
0.82%                  TXU Corp. 9.25%
                       Conv. Pfd. +                2,000,000        98,500,000
--------------------------------------------------------------------------------
Insurance:
Life/Health 0.57%      Metlife Capital Trust I
                       8.00% Conv. Pfd.              750,000        68,625,000
--------------------------------------------------------------------------------
Insurance: Property-
Casualty 0.61%         ACE Ltd. 8.25% Conv. Pfd.   1,000,000       73,290,000
--------------------------------------------------------------------------------
Natural Gas 0.96%      The Coastal Corp.
                       6.625% Conv. Pfd.           2,500,000      116,250,000
--------------------------------------------------------------------------------
Paper & Forest
Products 0.31%         Georgia-Pacific Group +
                       7.50% Conv. Pfd.            1,000,000       37,450,000
--------------------------------------------------------------------------------
                       Total Convertible Preferred

                       Securities (Cost $327,966,977)             429,115,000
--------------------------------------------------------------------------------
Short-Term Investments 4.89%         Principal Amount (000)
--------------------------------------------------------------------------------
                       American Express
                       Credit Corp.
                       4.69% due 5/1/2001           $140,735      140,735,000
                       Citigroup, Inc.
                       4.69% due 5/1/2001            225,738      225,738,000
                       UBSFinance
                       4.65% due 5/1/2001            221,945      221,945,000
--------------------------------------------------------------------------------
                       Total Short-Term Investments
                       (Cost $588,418,000)                        588,418,000
--------------------------------------------------------------------------------
                       Total Investments 99.41%
                       (Cost $9,406,863,513)                  $11,976,569,192
--------------------------------------------------------------------------------
                        *Non-income producing security.
                        +Security (or a portion of security)on loan. See Note 5.
                         ADR -American Depository Receipt.
                         CVO -Contingent Value Obligation.



See Notes to Financial Statements                                              9

 Statement of Assets and Liabilities (unaudited)
 April 30, 2001



 ASSETS:

    Investment in securities, at value (cost $9,406,863,513)                            $11,976,569,192
    Cash                                                                                        160,595
    Market value of collateral for securities loaned                                        771,151,466
    Receivables:
       Interest and dividends                                                                10,670,874
       Investment securities sold                                                           703,751,070
       Capital shares sold                                                                   28,256,772
--------------------------------------------------------------------------------------------------------
    Total assets                                                                         13,490,559,969
--------------------------------------------------------------------------------------------------------

 LIABILITIES:
    Securities lending collateral                                                           771,151,466
    Payables:
       Investment securities purchased                                                      649,177,820
       Capital shares reacquired                                                              5,944,182
       Management fee                                                                         2,839,740
       12b-1 distribution fees                                                                7,532,328
       Directors' fees                                                                        3,669,868
    Accrued expenses                                                                          2,001,662
--------------------------------------------------------------------------------------------------------
    Total liabilities                                                                     1,442,317,066
--------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                             $12,048,242,903
--------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS:
 Paid-in capital                                                                          8,848,140,353
 Undistributed net investment income                                                         22,792,185
 Undistributed net realized gain on investments                                             607,604,686
 Net unrealized appreciation on investments                                               2,569,705,679
--------------------------------------------------------------------------------------------------------
 Net Assets                                                                             $12,048,242,903
--------------------------------------------------------------------------------------------------------
 Net assets by class:
 Class A Shares                                                                         $10,457,480,650
 Class B Shares                                                                         $   866,863,970
 Class C Shares                                                                         $   462,583,243
 Class P Shares                                                                         $    24,063,872
 Class Y Shares                                                                         $   237,251,168

 Outstanding shares by class:
 Class A Shares                                                                             693,372,938
 Class B Shares                                                                              57,416,740
 Class C Shares                                                                              30,640,121
 Class P Shares                                                                               1,597,931
 Class Y Shares                                                                              15,701,844

 Net asset value, offering and redemption price per share (net assets divided by outstanding shares):

 Class A Shares-Net asset value                                                                  $15.08
 Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)              $16.00
 Class B Shares-Net asset value                                                                  $15.10
 Class C Shares-Net asset value                                                                  $15.10
 Class P Shares-Net asset value                                                                  $15.06
 Class Y Shares-Net asset value                                                                  $15.11
--------------------------------------------------------------------------------------------------------


10              See Notes to Financial Statements.

Statement of Operations (unaudited)
 For the Six Months Ended April 30, 2001

 Investment Income:
 Dividends                                                                  $103,814,299
 Interest*                                                                    14,757,474
 Foreign withholding tax                                                        (224,123)
------------------------------------------------------------------------------------------
 Total investment income                                                     118,347,650
------------------------------------------------------------------------------------------

 Expenses:
 Management fee                                                               17,426,645
 12b-1 distribution plan-Class A                                              18,695,363
 12b-1 distribution plan-Class B                                               3,802,109
 12b-1 distribution plan-Class C                                               1,879,602
 12b-1 distribution plan-Class P                                                  35,769
 Shareholder servicing                                                         4,786,664
 Reports to shareholders                                                         409,529
 Registration                                                                    225,948
 Directors' fees                                                                 201,889
 Professional                                                                    154,436
 Custody                                                                          62,318
 Other                                                                           494,260
------------------------------------------------------------------------------------------
 Gross expenses                                                               48,174,532
    Expense reductions                                                          (474,522)
------------------------------------------------------------------------------------------
 Net expenses                                                                 47,700,010
------------------------------------------------------------------------------------------
 Net investment income                                                        70,647,640
------------------------------------------------------------------------------------------

 Realized and unrealized gain on investments:

 Net realized gain on investments                                            610,317,760
 Net change in unrealized appreciation/depreciation on investments          (562,593,487)
------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments*                             47,724,273
------------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting From Operations                       $118,371,913
------------------------------------------------------------------------------------------

 *Includes amortization of premium (See Note 2).

                      See Notes to Financial Statements                       11

Statements of Changes in Net Assets

                                                                             Six Months Ended           Year Ended
 INCREASE IN NET ASSETS                                                        April 30, 2001           October 31,
 Operations:                                                                      (unaudited)                  2000
 Net investment income                                                        $    70,647,640       $   164,446,545
 Net realized gain on investments                                                 610,317,760           963,472,558
 Net change in unrealized appreciation/depreciation on investments               (562,593,487)          378,816,299
--------------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from operations                             118,371,913         1,506,735,402
--------------------------------------------------------------------------------------------------------------------

 Distributions to shareholders from:
 Net investment income

    Class A                                                                       (78,086,607)         (147,739,267)
    Class B                                                                        (3,313,573)           (5,231,082)
    Class C                                                                        (1,597,890)           (2,171,815)
    Class P                                                                          (100,304)              (52,058)
    Class Y                                                                          (665,244)             (991,101)
 Net realized gain

    Class A                                                                      (868,784,048)       (1,008,917,125)
    Class B                                                                       (60,695,629)          (57,499,161)
    Class C                                                                       (28,499,389)          (21,866,899)
    Class P                                                                        (1,051,181)             (222,559)
    Class Y                                                                        (4,845,408)           (5,313,373)
--------------------------------------------------------------------------------------------------------------------
 Total distributions to shareholders                                           (1,047,639,273)       (1,250,004,440)
--------------------------------------------------------------------------------------------------------------------

 Capital share transactions:
 Net proceeds from sales of shares                                              1,194,010,608         1,183,710,512
 Reinvestment of distributions                                                    899,814,386         1,056,397,318
 Cost of shares reacquired                                                       (540,807,779)       (1,153,099,525)
--------------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from capital share transactions           1,553,017,215         1,087,008,305
--------------------------------------------------------------------------------------------------------------------
 Net increase in net assets                                                       623,749,855         1,343,739,267
--------------------------------------------------------------------------------------------------------------------

 NET ASSETS:
 Beginning of period                                                           11,424,493,048        10,080,753,781
--------------------------------------------------------------------------------------------------------------------
 End of period                                                                $12,048,242,903       $11,424,493,048
--------------------------------------------------------------------------------------------------------------------
 Undistributed net investment income                                          $    22,792,185       $    35,944,539
--------------------------------------------------------------------------------------------------------------------




12                    See Notes to Financial Statements.

Financial Highlights


                                                  Six Months Ended                            Year Ended 10/31,
                                                      4/30/2001       ------------------------------------------------------------
                                                     (unaudited)           2000        1999         1998       1997        1996
 Per Share Operating Performance (Class A Shares)
 Net asset value, beginning of period                $   16.47        $   16.22    $   14.56    $   14.84  $   13.02  $   11.98
                                                     ---------        ---------    ---------    ---------  ---------  ---------
 Investment operations

    Net investment income                                  .10(d)(e)        .24(d)       .21(d)       .24        .30        .30
    Net realized and unrealized gain on investments        .02(e)          2.01         2.64         1.14       2.85       2.23
                                                     ---------        ---------    ---------    ---------  ---------  ---------
      Total from investment operations                     .12             2.25         2.85         1.38       3.15       2.53

 Distributions to shareholders from:
    Net investment income                                 (.12)            (.24)        (.24)        (.27)      (.30)      (.30)
    Net realized gain                                    (1.39)           (1.76)        (.95)       (1.39)     (1.03)     (1.19)
                                                     ---------        ---------    ---------    ---------  ---------  ---------
      Total distributions                                (1.51)           (2.00)       (1.19)       (1.66)     (1.33)     (1.49)
 Net asset value, end of period                      $   15.08        $   16.47    $   16.22    $   14.56  $   14.84  $   13.02
                                                     ---------        ---------    ---------    ---------  ---------  ---------

 Total Return(a)                                           .98%(c)        15.12%       20.69%       10.27%     25.80%     23.23%

 Ratios to Average Net Assets

    Expenses, including expense reductions                 .39%(c)          .79%         .74%         .63%       .65%       .66%
    Expenses, excluding expense reductions                 .39%(c)          .80%         .74%         .63%       .65%       .66%
    Net investment income                                  .65%(c)(e)      1.62%        1.36%        1.64%      2.15%      2.61%




                                                 Six Months Ended                     Year Ended 10/31,                8/1/1996(b)
                                                     4/30/2001      -------------------------------------------------      to
                                                    (unaudited)           2000         1999         1998        1997   10/31/1996
 Per Share Operating Performance (Class B Shares)
 Net asset value, beginning of period                $   16.49        $   16.23    $   14.56    $   14.84  $   13.03  $   11.88
                                                     ---------        ---------    ---------    ---------  ---------  ---------
 Investment operations

    Net investment income                                  .05(d)(e)        .14(d)       .10(d)       .14        .20        .06
    Net realized and unrealized gain on investments        .02(e)          2.02         2.65         1.12       2.84       1.14
                                                     ---------        ---------    ---------    ---------  ---------  ---------
      Total from investment operations                     .07             2.16         2.75         1.26       3.04       1.20

 Distributions to shareholders from:
    Net investment income                                 (.07)            (.14)        (.13)        (.15)      (.20)      (.05)
    Net realized gain                                    (1.39)           (1.76)        (.95)       (1.39)     (1.03)         -
                                                     ---------        ---------    ---------    ---------  ---------  ---------
      Total distributions                                (1.46)           (1.90)       (1.08)       (1.54)     (1.23)      (.05)
 Net asset value, end of period                      $   15.10        $   16.49    $   16.23    $   14.56  $   14.84  $   13.03
                                                     ---------        ---------    ---------    ---------  ---------  ---------

 Total Return(a)                                           .65%(c)        14.42%       19.87%        9.41%     24.78%     10.15%(c)

 Ratios to Average Net Assets

    Expenses, including expense reductions                 .70%(c)         1.44%        1.43%        1.38%      1.42%       .34%(c)
    Expenses, excluding expense reductions                 .70%(c)         1.45%        1.43%        1.38%      1.42%       .34%(c)
    Net investment income                                  .33%(c)(e)       .94%         .66%         .87%      1.19%       .27%(c)


              See Notes to Financial Statements.                              13



                                                Six Months Ended                Year Ended 10/31,                      8/1/1996(b)
                                                   4/30/2001      --------------------------------------------------       to
 Per Share Operating Performance (Class C Shares) (unaudited)         2000          1999          1998        1997     10/31/1996
 Net asset value, beginning of period             $  16.49        $    16.23    $    14.56    $    14.84  $    13.02  $   11.88
                                                  --------        ----------    ----------    ----------  ----------  ---------
 Investment operations

    Net investment income                              .05(d)(e)         .14(d)        .10(d)        .14         .22        .06
    Net realized and unrealized
    gain on investments                                .02(e)           2.02          2.65          1.12        2.83       1.13
                                                  --------        ----------    ----------    ----------  ----------  ---------
      Total from investment operations                 .07              2.16          2.75          1.26        3.05       1.19
                                                  --------        ----------    ----------    ----------  ----------  ---------

 Distributions to shareholders from:
    Net investment income                             (.07)             (.14)         (.13)         (.15)       (.20)      (.05)
    Net realized gain                                (1.39)            (1.76)         (.95)        (1.39)      (1.03)         -
                                                  --------        ----------    ----------    ----------  ----------  ---------
      Total distributions                            (1.46)            (1.90)        (1.08)        (1.54)      (1.23)      (.05)
                                                  --------        ----------    ----------    ----------  ----------  ---------
 Net asset value, end of period                   $  15.10        $    16.49    $    16.23    $    14.56  $    14.84  $   13.02
                                                  --------        ----------    ----------    ----------  ----------  ---------

 Total Return(a)                                       .65%(c)         14.48%        19.80%         9.41%      24.88%     10.07%(c)

 Ratios to Average Net Assets

    Expenses, including expense reductions             .70%(c)          1.44%         1.43%         1.40%       1.34%       .33%(c)
    Expenses, excluding expense reductions             .70%(c)          1.45%         1.43%         1.40%       1.34%       .33%(c)
    Net investment income                              .32%(c)(e)        .93%          .66%          .85%       1.28%       .25%(c)




                                                             Six Months Ended          Year Ended 10/31,          12/8/1997(b)
                                                                 4/30/2001      --------------------------------      to
 Per Share Operating Performance (Class P Shares)               (unaudited)           2000            1999       10/31/1998
 Net asset value, beginning of period                               $16.45          $16.19           $14.53          $14.24
                                                                    ------          ------           ------          ------
 Investment operations

    Net investment income                                              .08(d)(e)       .22(d)        .19(d)             .18
    Net realized and unrealized gain on investments                    .03(e)         2.02             2.63             .27
                                                                    ------          ------           ------          ------
      Total from investment operations                                 .11            2.24             2.82             .45
                                                                    ------          ------           ------          ------

 Distributions to shareholders from:
    Net investment income                                             (.11)           (.22)            (.21)           (.16)
    Net realized gain                                                (1.39)          (1.76)            (.95)              -
                                                                    ------          ------           ------          ------
      Total distributions                                            (1.50)          (1.98)           (1.16)           (.16)
                                                                    ------          ------           ------          ------
 Net asset value, end of period                                     $15.06          $16.45           $16.19          $14.53
                                                                    ------          ------           ------          ------

 Total Return(a)                                                       .94%(c)       15.11%           20.51%           3.21%(c)

 Ratios to Average Net Assets

    Expenses, including expense reductions                             .43%(c)         .89%             .88%            .76%(c)
    Expenses, excluding expense reductions                             .43%(c)         .89%             .88%            .76%(c)
    Net investment income                                              .56%(c)(e)     1.30%            1.22%           1.21%(c)


                        See Notes to Financial Statements.



                                                               Six Months Ended        Year Ended 10/31,        3/27/1998(b)
                                                                   4/30/2001   ---------------------------------    to
                                                                  (unaudited)         2000            1999       10/31/1998
 Per Share Operating Performance (Class Y Shares)
 Net asset value, beginning of period                               $16.50          $16.25           $14.57          $15.44
                                                                    ------          ------           ------          ------
 Investment operations

    Net investment income                                              .10(d)(e)       .30(d)           .26(d)          .15
    Net realized and unrealized gain (loss) on investments             .05(e)         2.01             2.65            (.89)
                                                                    ------          ------           ------          ------
      Total from investment operations                                 .15            2.31             2.91            (.74)
                                                                    ------          ------           ------          ------

 Distributions to shareholders from:
    Net investment income                                             (.15)           (.30)            (.28)           (.13)
    Net realized gain                                                (1.39)          (1.76)            (.95)              -
                                                                    ------          ------           ------          ------
      Total distributions                                            (1.54)          (2.06)           (1.23)           (.13)
                                                                    ------          ------           ------          ------
 Net asset value, end of period                                     $15.11          $16.50           $16.25          $14.57
                                                                    ------          ------           ------          ------

 Total Return(a)                                                      1.17%(c)       15.52%           21.15%          (4.77)%(c)

 Ratios to Average Net Assets

    Expenses, including expense reductions                             .20%(c)         .44%             .43%            .24%(c)
    Expenses, excluding expense reductions                             .20%(c)         .46%             .43%            .24%(c)
    Net investment income                                              .70%(c)(e)     1.96%            1.67%           1.03%(c)



                                          Six Months Ended                               Year Ended 10/31,
                                              4/30/2001   --------------------------------------------------------------------------
 Supplemental Data for All Classes:          (unaudited)         2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
    Net assets, end of period (000)        $12,048,243       $11,424,493     $10,080,754    $8,520,603     $7,697,754    $6,100,665
    Portfolio turnover rate                      37.96%            52.27%          62.30%        56.49%         46.41%        47.06%
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(b)  Commencement of offering of class shares.

(c)  Not annualized.

(d)  Calculated using average shares outstanding during the period.

(e) Includes amortization of premium (See Note 2). The effect of the change had no impact on the per share data and ratio of net investment income to average net assets.


              See Notes to Financial Statements                              15

Notes to Financial Statements (unaudited)



1.   Organization

Lord Abbett Affiliated Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.


2.   SIGNIFICANT ACCOUNTING POLICIES

(a) Investment Valuation-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchange. Securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) Security Transactions and Investment Income-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and amortization/ accretion are recorded using the effective interest method. Net investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) Federal Taxes-It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(d) Change in Accounting Principle -Effective November 1, 2000, the Company has elected to adopt the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, related to amortization of premiums and discounts on debt securities. For the period ended April 30, 2001, the Company amortized premiums and discounts on debt securities using the effective interest method. The effect of this accounting change had no impact on the net assets, but resulted in a decrease to net investment income and a corresponding increase to net realized and unrealized gains and losses. Prior to this period, the Company did not amortize premiums on debt securites. Based on the securities held as of November 1, 2000, the cumulative effect of this accounting change had no impact on the net assets, but resulted in a decrease to undistributed net investment income and a corresponding increase to net unrealized gains and losses. The amounts recorded as a result of the change in accounting principle are $16,579 for the period ended April 30, 2001 and $36,376 cumulative through November 1, 2000.


3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES


Management Fee

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolio. The management fee is based on average daily net assets at the following annual rates:

---------------------------------------------------------
First  $200 million                                 .50%
Next $300 million                                   .40%
Next $200 million                                   .375%
Next $200 million                                   .35%
Over $900 million                                   .30%

12b-1 Plans

The Company has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing account maintenance and distribution fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fee                         Class A          Class B          Class C   Class P
--------------------------------------------------------------------------------
Service                            .25%(1)      .25%     up to .25%(3)      .20%
Distribution                       .10%(2)      .75%     up to .75%(3)      .25%
Quarterly service fee                -            -      up to .25%(4)        -
Quarterly distribution fee           -            -      up to .75%(4)       -

(1) Annual service fee of shares sold prior to June 1, 1990 is .15% of the average daily net asset value.

(2) In addition, the Company pays a one time distribution fee of up to 1% on certain qualifying purchases.

(3)  Paid at the time such shares are sold.

(4) Paid at each quarter-end after the first anniversary of the sale of such shares.

Class Y does not have a distribution plan.

Commissions

Distributor received the following commissions on sales of Class A shares of the Company after concessions were paid to authorized dealers for the six months ended April 30, 2001:

Distributor Commissions         Dealers' Concessions

------------------------------------------------------
$2,267,704                               $11,663,533

Certain of the Company's officers and directors have an interest in Lord Abbett.

The Company along with certain other Funds managed by Lord Abbett (the "Underlying Funds") has entered into a Servicing Arrangement with the Balanced Series of Lord Abbett Investment Trust pursuant to which the Underlying Funds will pay a portion of the expenses of the Balanced Series in proportion to the average daily value of shares owned by the Balanced Series. Accrued expenses include $283,744 and other expenses include $86,518 pursuant to this Servicing Arrangement.


4.   DISTRIBUTIONS

Dividends from net investment income, if any, are declared and paid quarterly. Taxable net realized gains from securities transactions, reduced by capital loss carry forwards, if any, are distributed to shareholders annually. The capital loss carryforward amount is available to offset future net capital gains.


5.   PORTFOLIO SECURITIES TRANSACTIONS

The Company may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned.

As of April 30, 2001, the value of securities loaned was $741,989,796. These loans were collateralized by cash of $771,151,466, which is invested in a restricted money market account. Income from securities lending of $238,281 is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Purchases and sales of investment securities (other than short-term investments) for the six months ended April 30, 2001 were as follows:

Purchases                                      Sales
-----------------------------------------------------
$4,579,816,107                        $4,142,267,571

As of April 30, 2001, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation on investments based on cost for federal income tax purposes were as follows:

                              Gross         Gross              Net
                         Unrealized    Unrealized       Unrealized
Tax Cost               Appreciation  Depreciation     Appreciation
--------------------------------------------------------------------
$9,408,868,483       $2,618,967,109   $51,266,400   $2,567,700,709

The cost of investments for federal income tax purposes differs from that used for financial reporting purposes. These differences are due to differing treatments for items such as deferred loss on wash sales.


6.   DIRECTORS' REMUNERATION

The Directors associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees are allocated among all funds in the Lord Abbett group based on the net assets of each fund. The outside Directors may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Company or other funds within the Lord Abbett Family of Funds. Such cost and earnings accrued thereon are included in Directors' fees on the Statement of Operations and are not deductible for federal income tax purposes until such amounts are paid.


7.   EXPENSE REDUCTIONs

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.


8.   LINE OF CREDIT

The Company, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility was at an annual rate of 0.09% during the period. At April 30, 2001, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the period.


9.   ACQUISITION OF REAL SILK INVESTMENTS, INC.

On December 15, 1999, the Company acquired all the net assets of Real Silk Investments, Inc. ("Real Silk") valued at $131,459,455 (including $96,203,567 of unrealized appreciation) pursuant to a plan of merger. The merger was accomplished by a tax-free exchange of 8,900,457 Class A shares of the Company for 164,683 shares ofReal Silk.

10.  SUMMARY OF CAPITAL TRANSACTIONS

The Company had authorized 1.5 billion shares of $.001 par value capital stock designated as follows: 1.15 billion shares Class A, 100 million shares Class B, 100 million shares Class C, 75 million shares Class P and 75 million shares Class Y.

Transactions in shares of capital stock were as follows:



                                                Six Months Ended April 30, 2001 (unaudited)         Year Ended October 31, 2000

Class A Shares                                                  Shares             Amount             Shares             Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                 42,355,685       $629,825,824         45,428,776       $693,387,616
Shares issued in connection with acquisition
  of Real Silk Investments, Inc. (See Note 9)                        -                  -          8,900,457       131,459,455
Reinvestment of distributions                               54,537,187        803,583,316         63,993,291        967,164,636
Shares reacquired                                          (29,307,972)      (438,473,617)       (66,475,528)    (1,010,445,043)
----------------------------------------------------------------------------------------------------------------------------------
Increase                                                    67,584,900       $994,935,523         51,846,996       $781,566,664
----------------------------------------------------------------------------------------------------------------------------------


Class B Shares

----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                 13,001,614       $194,111,101         13,126,550       $200,315,595
Reinvestment of distributions                                4,144,082         61,210,309          3,951,150         59,817,064
Shares reacquired                                           (2,987,015)       (44,585,621)        (6,173,806)       (93,343,477)
----------------------------------------------------------------------------------------------------------------------------------
Increase                                                    14,158,681       $210,735,789         10,903,894       $166,789,182
----------------------------------------------------------------------------------------------------------------------------------


Class C Shares

----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                 10,068,166       $150,072,627          9,474,095       $144,699,119
Reinvestment of distributions                                1,954,702         28,872,986          1,508,049         22,836,722
Shares reacquired                                           (1,515,518)       (22,572,781)        (3,017,917)       (45,806,301)
----------------------------------------------------------------------------------------------------------------------------------
Increase                                                    10,507,350       $156,372,832          7,964,227       $121,729,540
----------------------------------------------------------------------------------------------------------------------------------


Class P Shares

----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                  1,000,038       $ 14,904,118            685,444       $ 10,753,315
Reinvestment of distributions                                   43,251            637,219             18,127            274,516
Shares reacquired                                             (179,182)        (2,689,966))          (96,116)        (1,478,072)
----------------------------------------------------------------------------------------------------------------------------------
Increase                                                       864,107       $ 12,851,371            607,455        $ 9,549,759
----------------------------------------------------------------------------------------------------------------------------------


Class Y Shares

----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                 14,117,158       $205,096,938            206,588        $ 3,095,412
Reinvestment of distributions                                  373,168          5,510,556            416,347          6,304,380
Shares reacquired                                           (2,272,819)       (32,485,794))         (132,611)        (2,026,632)
----------------------------------------------------------------------------------------------------------------------------------
Increase                                                    12,217,507       $178,121,700            490,324        $ 7,373,160
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lord Abbett Affiliated Fund Board of Directors

E. Thayer Bigelow
Former President and Chief Executive Officer, Time Warner Cable Programming

William H.T. Bush
Chairman of the Board,
Bush-O'Donnell & Company

Robert B. Calhoun, Jr.
Managing Director,
Monitor Clipper Partners


Stewart S. Dixon
Partner,
Wildman, Harrold, Allen & Dixon

Robert S. Dow
Chairman and President of the
Fund, Managing Partner,
Lord, Abbett & Co.

Franklin W. Hobbs
Former Chairman,
Warburg Dillon Read


C. Alan MacDonald
Former President and
Chief Executive Officer,
Nestle Foods Corporation

Thomas J. Neff
Chairman,
Spencer Stuart


--------------------------------------------------------------------------------
Lord Abbett Affiliated Fund Officers

Robert S. Dow
Chairman and President

W. Thomas Hudson, Jr.
Executive Vice President

Robert G. Morris
Executive Vice President

Eli M. Salzman
Executive Vice President

Paul A. Hilstad
Vice President and Secretary

Joan A. Binstock
Vice President

Daniel E. Carper
Vice President

Sholom Dinsky
Vice President

Lawrence H. Kaplan
Vice President and
Assistant Secretary

A. Edward Oberhaus, III
Vice President

Tracie E. Richter
Vice President

Christina T. Simmons
Vice President and
Assistant Secretary

Francie W. Tai
Treasurer

Lydia Guzman
Assistant Secretary

Robert M. Hickey
Assistant Secretary



Copyright(C)2001 by Lord Abbett Affiliated Fund, Inc. 90 Hudson Street, Jersey City, NJ07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett Affiliated Fund, Inc., is to be distributed only if preceded or accompanied by a current Prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass. All rights reserved. Printed in the United States of America.

[PHOTO OMITTED]


Dear Fellow Shareholder:

For more than seven decades, a hallmark of Lord Abbett has been our determination to produce consistent performance for shareholders whether markets are rising or falling. The past year was no exception. In what was widely regarded as one of the most challenging years for financial markets, many Lord Abbett Funds received widespread recognition and awards for superior performance.

         While this public recognition is gratifying, we measure our success solely on how well we meet the needs of you, our clients. We are committed to client partnership. Our independence as a Firm allows us to focus on our clients' needs instead of those of a parent company. We emphasize teamwork among our managers to develop investment solutions for our clients. We offer opportunity within the Firm to nurture and retain the best investment talent in the industry. Finally, we insist on the highest integrity in all we propose and do.

         We thank you for the confidence you have expressed in us and for the opportunity to help build your investment portfolio.

Sincerely,

/s/ Robert S. Dow
Robert S. Dow
Chairman

Investing in the Lord Abbett Family of Funds


GROWTH                                                                                             INCOME
===================================================================================================================
Growth Funds              Growth &                 Income Funds                   Tax-Free          Money
                          Income Funds                                            Income Funds      Market Fund
-------------------------------------------------------------------------------------------------------------------

All Value Fund             Affiliated Fund          Bond-Debenture Fund           o California       U.S. Government
                                                                                  o Connecticut      Money Market Fund(2)(3)
Alpha Fund                 Balanced Fund            Core Fixed Income Fund        o Florida
                                                                                  o Georgia
Global Equity Fund         Large-Cap                High Yield Fund               o Hawaii
                           Research Fund                                          o Michigan
Growth                                              Global Income Fund            o Minnesota
Opportunities Fund                                                                o Missouri
                                                    U.S. Government Fund(2)       o National
International Fund                                                                o New Jersey
                                                    Limited Duration              o New York
Large-Cap Growth Fund                               U.S. Government Fund(2)       o Pennsylvania
                                                                                  o Texas
Mid-Cap Value Fund                                  Total Return Fund             o Washington

Small-Cap Blend Fund                                World Bond-
                                                    Debenture Fund
Developing
Growth Fund(1)

Small-Cap Value Fund(1)




For more complete information about any Lord Abbett Fund, including risks, charges and ongoing expenses, call your Investment Professional or Lord Abbett Distributor LLC at 800-874-3733 for a Prospectus. Read it carefully before investing.

Numbers to Keep Handy

For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-hour Automated Shareholder Service Line: 800-865-7582
Website: www.LordAbbett.com


(1) Lord Abbett Developing Growth Fund and Lord Abbett Small-CapValue Fund are closed to new investors.

(2) An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

(3) An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained, its stable $1.00 price per share.

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe that your Investment Professional provides value in helping you identify and understand your investment objectives and, ultimately, offering Fund recommendations suitable for your individual needs.


LORD ABBETT [LOGO]                                 PRSRT STD
                                                  U.S. POSTAGE
                                                     PAID
                                                  NEW YORK, NY
                                                 PERMIT NO. 2405




Lord Abbett Mutual Fund shares are distributed by:
           Lord Abbett Distributor LLC                                 LAA-3-401
90 Hudson Street o Jersey City, New Jersey 07302-3973                     (6/01)